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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): AUGUST 2, 2002
                                                  ------------------------------


                                  INTEGRA, INC.
                                  -------------
                 (Exact Name of Registrant Specified in Charter)

        DELAWARE                 1-13177                13-3605119
        --------            -----------------     ----------------------
     (State or Other        (Commission File        (I.R.S. Employer
      Jurisdiction               Number)           Identification No.)
    of Incorporation)



      1060 FIRST AVENUE, KING OF PRUSSIA, PA                   19406
      ---------------------------------------              -------------
     (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code: 610-992-7000



                                 Not Applicable
                                 --------------
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On August 2, 2002 Integra, Inc. (the "Company") received a letter from Ernst & Young, LLP ("Ernst & Young") dated July 31, 2002, notifying the Company that it was resigning as the Company's independent auditor, effective immediately.

      Ernst & Young's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2001, and the subsequent interim period through the date of this report, there were no disagreements between the Company and Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for the fiscal year ended December 31, 2001. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Ernst & Young was engaged on April 11, 2001 as the Company's independent auditor to replace the Company's former independent auditor and as such, Ernst & Young did not report on the Company's financial statements for the fiscal year ended December 31, 2000. The Company filed a Form 8-K and a Form 8-K/A, each dated April 11, 2001, which stated that, in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2000, and the subsequent interim period through the date of that report, there were no disagreements between the Company and its former independent auditor on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of the Company's former auditor, would have caused the former auditor to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for the fiscal year ended December 31, 2000.

      Ernst & Young was provided with a copy of the foregoing disclosures and has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with such statements. A copy of Ernst & Young's letter dated August 6, 2002 is attached hereto as Exhibit 16.1.

ITEM 5. OTHER EVENTS.

      On August 5, 2002, the Company was advised by the American Stock Exchange ("AMEX") that the Company will receive official notification from AMEX that the Company's common stock will be delisted from AMEX. The Company does not plan to challenge the delisting and believes that the delisting will be imminent.

      As a result of the Company's recently filed voluntary petition for protection under chapter 11 of title 11 of the United States Code, the Company determined that appealing AMEX's determination would not likely result in a positive outcome and believes that the

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Company's constituents will be better served by having the Company focus on its efforts to maximize recovery by its unsecured creditors.

      Following the delisting of the Company's common stock from AMEX, the Company cannot make any assurances that there will be a market maker for the Company's common stock or that the Company's common stock will be traded on any market. The Company's common stock may be quoted in the National Daily Quotation Sheets, commonly referred to as the "pink sheets," published by the National Quotation Bureau LLC or traded over the counter on the Bulletin Board.

     This Report on Form 8-K contains, in addition to historical information, forward-looking statements, including statements regarding the likely delisting of the Company's common stock, the Company's plans not to challenge the delisting, the timing of the delisting, what is in the best interests of the Company's constituents and whether the Company's common stock will be traded on any market. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause such differences include, but are not limited to, the outcome of the Company's recently filed voluntary petition for protection under chapter 11 of title 11 of the United States Code, the availability of additional capital, the adverse effects on the Company's business as a result of the Company's bankruptcy filing, general economic conditions and whether there is any independent interest in the Company's common stock, as well as risks set forth in our filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company as of the date of this report, and the Company assumes no obligation to update these forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  EXHIBITS

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated August 6, 2002.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INTEGRA, INC.


Date: August 8, 2002                              By: /s/ Gregory R. Santore
      --------------                                 --------------------------
                                                     Gregory R. Santore
                                                     Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated August 6, 2002.